Execution Copy

                          AMENDMENT, CONSENT AND WAIVER

     This AMENDMENT, CONSENT AND WAIVER (this "Amendment, Consent and Waiver") dated as of December 30, 2002, but effective as of November 27, 2002, is entered into by Level 3 Communications, Inc., a Delaware corporation ("Parent"), Level 3 Communications, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent ("Purchaser"), Genuity Inc., a Delaware corporation ("Genuity"), and the subsidiaries of Genuity listed on the signature pages hereto (each a "Seller" and together with Genuity, including their successors, the "Sellers").

     WHEREAS, Sellers, Purchaser and Parent have entered into an Asset Purchase Agreement, dated as of November 27, 2002 (the "Purchase Agreement"), relating to the purchase and sale of certain assets and the assumption of certain liabilities relating to the Business;

     WHEREAS, Sellers, Parent and Purchaser desire to amend certain provisions of, and certain Exhibits and Schedules to, the Purchase Agreement; and

     WHEREAS, Purchaser and Parent desire to waive certain provisions of the Purchase Agreement, and consent to certain deviations therefrom;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section. 1. Definitions; Section, Exhibit and Schedule References. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Purchase Agreement, as amended hereby. Except where expressly noted, references contained herein to Sections, Exhibits and Schedules refer to Sections, Exhibits and Schedules of the Purchase Agreement.

     Section.  2.  Amendment of Schedule 1.3.  Schedule 1.3 is hereby amended to
include  as  item  2  thereof  the   Excluded   FCC   Licenses   and  the  Other
Non-Transferred FCC Licenses.

     Section. 3. Amendment of Section 3.12(b). The last two sentences of Section 3.12(b) (including subparagraphs (i), (ii), and (iii) thereof) are amended to provide that the representations and warranties contained therein with respect to the Other Non-Transferred FCC Licenses are made solely as of November 27, 2002, notwithstanding any deemed representation or warranty as of a later date pursuant to Section 7.2(a) or any other provision of the Agreement.

     Section. 4. Acknowledgement and Consent Regarding Section 5.1(b)(i). It is hereby acknowledged, and Parent and Purchaser hereby consent, that Sellers' receipt, acceptance and performance of service orders placed under a Section 5.1 Agreement as in effect on the date of the Purchase Agreement that are consistent in amount and type of services with service orders previously delivered under such Section 5.1 Agreement shall not constitute a material amendment or modification of such Section 5.1 Agreement for purposes of
Section 5.1(b)(i).

     Section. 5. Deletion of Section 5.1(b)(ii)(D). Section 5.1(b)(ii)(D) is hereby deleted in its entirety.

     Section. 6. Amendment of Section 5.1(b)(iii). Section 5.1(b)(iii) is hereby amended and restated in its entirety as follows:

          "(iii) Sellers shall not allow or suffer to terminate any Section 5.1 Agreement other than upon conclusion of its stated term."

     Section. 7. Certain Amendments and Waivers of Section 5.1 With Respect to Other Non-Transferred Licenses.

          (a) Section 5.1(c)(iii) is hereby amended to insert at the beginning thereof, "except with respect to the Other Non-Transferred FCC Licenses,"; and

          (b) Sections 5.1(a), (c)(ii), d(v), and d(vi) are hereby waived with respect to any abandonment, relinquishment, voluntary termination or waiver of any Other Non-Transferred FCC Licenses (a "License Termination") in which the only breach of the Agreement that would arise out of the License Termination is the License Termination itself and not any of its consequences.

     Section. 8. Partial Waiver of Section 5.1(d)(iii) for Service Orders of Less Than $100,000. The compliance by Sellers with Section 5.1(d)(iii) with respect to service orders for an amount relating to the period after the Closing Date of less than $100,000 is hereby waived.

     Section. 9. Correction of Error in Section 5.1(d)(iv). The word "not" included as the first word of Section 5.1(d)(iv) was included in such Section in error, and the parties hereto agree that the Purchase Agreement should be interpreted as if such word was not included therein, and such word is hereby deleted.

     Section.  10. Waiver of Section  5.1(d)(iv)(A).  Sellers'  compliance  with
Section 5.1(d)(iv)(A) is hereby waived, subject to Sellers providing Purchaser with notice of any new, or of any renewal of any, Contract or Lease of the kind described in Section5.1(d)(iv)(A), in each case no later than three (3) Business Days after entering into or renewing such Contract or Lease.

     Section. 11. Partial Waiver of Section 5.1(d)(iv)(C). Sellers' compliance with Section 5.1(d)(iv)(C) is hereby waived with respect to service orders placed under Sellers' General Services Administration agreement or schedule.

     Section. 12. Change of Notice Party in Section 5.1(e). The reference to ira.parker@genuity.com at the end of Section 5.1(e) is hereby changed to ehill@genuity.com.

     Section. 13. Amendment of Section 5.1(f). The parenthetical in Section 5.1(f) is hereby deleted in its entirety and the following is substituted therefor:

          "(other than a denial of a request for a waiver or consent)".

     Section. 14. Amendment of Section 6.10(a). The second sentence of Section 6.10(a) is hereby deleted in its entirety and the following is substituted therefor:

               "On or before December 16, 2002, Sellers and Purchaser shall file, or cause to be filed, the FCC Applications."

     Section. 15. Amendment of Schedules 7.1(f) and 7.2(g).  Schedule 7.1(f) and
Schedule 7.2(g) are hereby amended in their entirety to be as set forth on Exhibits A and B hereto, respectively.

     Section. 16. Amendment of Exhibit A. Exhibit A to the Purchase Agreement is hereby amended to:

               (a) delete the defined term "Renewal Request".

               (b) include the following defined terms:

                    (i) "Excluded FCC Licenses" means the following Federal Communication Commission licenses:

                         (A) Submarine Cable Landing License for Americas-II cable, File No. SCL-98-003/SLC-98-003A, licensed by Genuity Telecom Inc.

                         (B Submarine  Cable  Landing  License for TAT-14 cable,
                    File  No.   SCL-LIC-19990303-00004,   licensed   by  Genuity
                    Networks Inc.

                         (C) Submarine  Cable Landing License for Japan-US Cable
                    Network,  File  No.   SCL-LIC-19981117-00025,   licensed  by
                    Genuity Networks Inc.

                         (D) Microwave Industrial / Business Pool, File No. WPQY302, licensed by Genuity Solutions Inc.

                         (E) Microwave Industrial / Business Pool, File No. WPQY304, licensed by Genuity Solutions Inc.

                         (F) Microwave Industrial / Business Pool, File No. WPQY455, licensed by Genuity Solutions Inc.

                    (ii) "FCC" means the U.S. Federal Communications Commission.

                    (iii) "Other  Non-Transferred  FCC  Licenses"  means all FCC licenses listed on Item 2 of Schedule 3.12(b)-1 that are not listed on Schedule 7.2(g), other than Excluded FCC Licenses.

                    (iv) "State PUCs" means state and local  public  service and public utilities commissions or franchise authorities in each applicable jurisdiction.

               (c) amend and restate the defined term "Excluded Matters" in its entirety as follows:

               "Excluded Matters" means the Excluded Assets, the Excluded Liabilities that are not Transition Matters or Other Non-Transferred FCC Licenses, and do not arise out of Transition Matters or Other Non-Transferred FCC Licenses.

     Section. 17. Amendment of Exhibit F. Exhibit F to the Purchase Agreement is hereby amended in its entirety to be as set forth on Exhibit C hereto. In addition, the provisions of Section 6.7(c) are deemed to be satisfied, and the provisions of Section 12.1(e)(iv) are waived with respect to any right to terminate the Agreement arising out of the fact that Exhibit C to this Amendment, Consent and Waiver differs from Exhibit F as it existed prior to this Amendment, Consent and Waiver. For the avoidance of doubt, the parties hereby acknowledge and agree that for all purposes of the Purchase Agreement, from and after the date hereof references to the Bidding Procedures Order shall refer to Exhibit F, as amended hereby.

     Section. 18. No Breach with Respect to Excluded FCC Licenses. For the avoidance of doubt, each of Parent and Purchaser hereby acknowledge and agree that no representation or warranty is made in the Purchase Agreement with respect to the Excluded FCC Licenses, and the termination, cancellation or relinquishment, or transfer or other disposition, of the Excluded FCC Licenses (and any filings and motions filed with the Bankruptcy Court in connection with the foregoing) shall not constitute a breach of any provision of the Purchase Agreement.

     Section. 19. Effectiveness of Amendment, Consent and Waiver. This Amendment, Consent and Waiver shall not become effective until it is countersigned below by all of the parties listed on the signature pages hereto, and upon such countersignature this Amendment, Consent and Waiver shall be deemed to have become effective as of the date of the Purchase Agreement.

     Section. 20. Limitation on Consent. This Amendment, Consent and Waiver is limited to the express terms hereof, and nothing herein shall be deemed to be an amendment to, consent with respect to, or waiver of, any other provision of the Purchase Agreement, which shall remain in full force and effect. To the extent an action would have in the absence of this Amendment, Consent and Waiver constituted a breach of both a provision amended, waived or deleted hereby and another provision of the Purchase Agreement, following this Amendment, Consent and Waiver such action would still constitute a breach of such other provision.

     Section. 21. Miscellaneous. All terms and provisions contained in Article XIII of the Purchase Agreement (other than Sections 13.4, 13.5, 13.6 and 13.13 thereof), including all related definitions, are incorporated herein by reference to the same extent as if expressly set forth herein.

     IN WITNESS WHEREOF, Sellers, Purchaser and Parent have executed and delivered this Amendment, Consent and Waiver as of the day and year first written above.

LEVEL 3 COMMUNICATIONS, LLC



By:           /s/ Thomas Boasberg
      Name:   Thomas Boasberg
      Title:  Senior Vice President

LEVEL 3 COMMUNICATIONS, INC.



By:           /s/ Neil J. Eckstein
      Name:   Neil J. Eckstein
      Title:   Vice President and Assistant General
               Counsel

GENUITY INC.



By:   /s/ Daniel P. O'Brien
      Name:  Daniel P. O'Brien
      Title: Vice President and Chief Financial Officer

GENUITY INTERNATIONAL INC.



By:   /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title: Vice President and Chief Financial Officer

GENUITY INTERNATIONAL
   NETWORKS INC.



By:   /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title: Vice President and Chief Financial Officer

GENUITY SOLUTIONS INC.



By:   /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title: Vice President and Chief Financial Officer

GENUITY TELECOM INC.



By:   /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title: Vice President and Chief Financial Officer

GENUITY EMPLOYEE HOLDINGS LLC



By:   /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title: Manager